UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 30, 2023

SUMMIT NETWORKS INC.

(Exact name of registrant as specified in its charter)

Nevada	333-199108	35-2511257
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3010-8888 Odlin Cresent, Richmond, BC Canada V6X 3Z8

(Address of principal executive offices)

+ 1-604-336-5353

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

ITEM 1.01 - Entry Into a Material Definitive Agreement.

On December 30, 2023 Summit Networks, Inc. (“SNTW”) entered into a non-binding letter of intent with Richmaster Information Technology Corp. Ltd., a Taiwan corporation (“RITC”). Under the terms of the letter of intent RITC will merge into SNTW and the shareholders of RITC will become shareholders of SNTW.  The shareholders of RITC will receive 5,000,000 shares of the common stock of SNTW. The transaction has been approved by the Board of Directors of SNTW, subject to certain contingencies.  In order to close the transaction, the parties have agreed to enter into a Definitive Merger Agreement on terms common to such agreements.  In addition, the final closing will be subject to completion following all necessary regulatory approvals.

Richmaster Information Technology Corp. Ltd is a software development company based in Taiwan.  Its main products are anti-virus software and it is developing new products for the healthcare industry.

Certain statements contained in this Current Report on Form 8-K are forward-looking statements and are based on future expectations, plans and prospects for SNTW’s business and operations that involve a number of risks and uncertainties.  SNTW’s forward-looking statements in this report are made as of the date hereof, and the Corporation disclaims any duty to supplement, update or revise such statements on a going-forward basis, whether as a result of subsequent developments, changed expectations or otherwise.  In connection with the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, the Corporation is identifying certain forward-looking information regarding the proposed transaction. Actual events or results may differ materially from those contained in these forward-looking statements.  Important factors that could cause further events or results to vary from those addressed in the forward-looking statement include, without limitation, risks and uncertainties arising from the ability of SNTW to successfully complete this transaction; uncertainties relating to the ability to realize the expected benefits of the transaction; unanticipated or unfavorable regulatory matters; general economic conditions in the region and industry which SNTW operate, and other risk factors as discussed in the Corporation’s other filings made by the Corporation from time to time with the United States Securities and Exchange Commission.

Item 9.01. Financial Statements and Exhibits

Exhibit	Description
10.1	Letter of Intent

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Summit Networks Inc.

Date: January 5, 2024	By:	/s/Shuhua Liu
Shuhua Liu
President
(Principal Executive Officer)